EL PASO CORPORATION
Operating Statistics
Third Quarter 2004

EL PASO CORPORATION

CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)

(UNAUDITED)

	3rd Quarter Ended		Nine Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
Operating revenues	$1,429	$1,714	$4,510	$5,111
Operating expenses
Cost of products and services	390	362	1,215	1,415
Operation and maintenance	507	468	1,281	1,526
Loss on long-lived assets	550	54	789	463
Western Energy Settlement	—	(20)	—	103
Ceiling test charges	—	5	—	5
Depreciation, depletion and amortization	270	283	808	897
Taxes, other than income taxes	67	81	197	229

	1,784	1,233	4,290	4,638

Operating income (loss)	(355)	481	220	473
Equity earnings and other income	632	128	897	34

Earnings before interest expense, income taxes, and other charges	277	609	1,117	507
Interest and debt expense	396	475	1,229	1,352
Return on preferred interests of consolidated subsidiaries	6	7	18	45

Income (loss) before income taxes	(125)	127	(130)	(890)
Income taxes (benefit)	77	62	124	(451)

Income (loss) from continuing operations	(202)	65	(254)	(439)
Discontinued operations, net of income taxes	(12)	(41)	(150)	(1,195)
Cumulative effect of accounting changes, net of income taxes	—	—	—	(9)

Net income (loss)	$(214)	$24	$(404)	$(1,643)

Diluted earnings (loss) per common share
Income (loss) from continuing operations	$(0.31)	$0.11	$(0.40)	$(0.74)
Discontinued operations, net of income taxes	(0.02)	(0.07)	(0.23)	(2.00)
Cumulative effect of accounting changes, net of income taxes	—	—	—	(0.02)

Net income (loss) per common share	$(0.33)	$0.04	$(0.63)	$(2.76)

Diluted average common shares outstanding (000’s)	639,163	596,079	638,823	595,565

EL PASO CORPORATION

SEGMENT INFORMATION
(UNAUDITED)

	2004			2003				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2004	2003
Operating revenues
Pipeline Group	$721	$617	$604	$753	$620	$598	$676	$1,942	$1,971

Unregulated Group
Production	446	430	400	735	568	452	386	1,276	1,755
Marketing and Trading	(159)	(141)	(120)	(388)	(276)	82	(53)	(420)	(582)
Power (1)	207	236	181	242	343	323	268	624	908
Field Services	387	428	426	558	378	326	267	1,241	1,262
Other Unregulated (2)	43	28	31	35	32	29	27	102	96
Unregulated eliminations (2)	(78)	(64)	(72)	(95)	(86)	(86)	(5)	(214)	(267)

Unregulated Group Total	846	917	846	1,087	959	1,126	890	2,609	3,172
Corporate Group and eliminations (2)	(10)	(10)	(21)	(12)	(10)	(10)	(9)	(41)	(32)

Consolidated total	1,557	1,524	1,429	1,828	1,569	1,714	1,557	4,510	5,111

Depreciation, depletion and amortization
Pipeline Group	100	101	104	95	101	95	95	305	291

Unregulated Group
Production	140	131	136	158	141	136	141	407	435
Marketing and Trading	3	3	4	7	6	9	3	10	22
Power (1)	16	12	14	20	27	23	21	42	70
Field Services	3	4	3	10	8	7	6	10	25
Other Unregulated (2)	2	2	2	11	7	1	3	6	19

Unregulated Group Total	164	152	159	206	189	176	174	475	571
Corporate Group and eliminations (2)	11	10	7	11	12	12	10	28	35

Consolidated total	275	263	270	312	302	283	279	808	897

Operating income (loss)
Pipeline Group	348	260	218	384	112	267	300	826	763

Unregulated Group
Production	203	202	147	437	308	183	145	552	928
Marketing and Trading	(175)	(154)	(139)	(441)	(306)	35	(107)	(468)	(712)
Power (1)	(188)	56	(48)	(5)	68	26	(102)	(180)	89
Field Services	10	7	(477)	—	(15)	(8)	(170)	(460)	(23)
Other Unregulated (2)	17	(1)	4	(87)	(417)	(15)	(78)	20	(519)

Unregulated Group Total	(133)	110	(513)	(96)	(362)	221	(312)	(536)	(237)
Corporate Group and eliminations (2)	(10)	—	(60)	(24)	(22)	(7)	(56)	(70)	(53)

Consolidated total	205	370	(355)	264	(272)	481	(68)	220	473

Earnings (loss) before interest expense and income taxes (EBIT)
Pipeline Group	386	308	268	429	145	301	359	962	875

Unregulated Group
Production	204	204	150	446	312	185	148	558	943
Marketing and Trading	(172)	(152)	(138)	(434)	(298)	28	(105)	(462)	(704)
Power (1)	(139)	102	(7)	(196)	185	67	(84)	(44)	56
Field Services	36	27	61	27	(56)	32	130	124	3
Other Unregulated (2)	18	(4)	5	(97)	(417)	(14)	(75)	19	(528)

Unregulated Group Total	(53)	177	71	(254)	(274)	298	14	195	(230)
Corporate Group and eliminations (2)	9	13	(62)	(50)	(98)	10	(111)	(40)	(138)

Consolidated total	$342	$498	$277	$125	$(227)	$609	$262	$1,117	$507

Total significant items impacting EBIT (3)	$269	$39	$77	$388	$628	$73	$179	$385	$1,089

(1)	Quarterly amounts for 2003 include the consolidation of Gemstone effective April 1, 2003

(2)	Included in Corporate results in SEC 10-Q filings

(3)	Refer to Schedule of Significant Items on page 18 for details.

EL PASO CORPORATION

CONSOLIDATED NET INCOME
(UNAUDITED)

	2004			2003				Year-to-Date
(In millions, except per share amounts)	First	Second	Third	First	Second	Third	Fourth	2004	2003
Operating revenues	$1,557	$1,524	$1,429	$1,828	$1,569	$1,714	$1,557	$4,510	$5,111
Operating expenses	1,352	1,154	1,784	1,564	1,841	1,233	1,625	4,290	4,638

Operating income (loss)	205	370	(355)	264	(272)	481	(68)	220	473
Equity earnings and other income (expense)	137	128	632	(139)	45	128	330	897	34

Earnings (loss) before interest expense, income taxes and other charges	342	498	277	125	(227)	609	262	1,117	507
Interest and debt expense	423	410	396	414	463	475	439	1,229	1,352
Return on preferred interests of consolidated subsidiaries	6	6	6	21	17	7	7	18	45

Income (loss) before income taxes	(87)	82	(125)	(310)	(707)	127	(184)	(130)	(890)
Income taxes (benefit)	10	37	77	(103)	(410)	62	(132)	124	(451)

Income (loss) from continuing operations	(97)	45	(202)	(207)	(297)	65	(52)	(254)	(439)
Discontinued operations, net of income taxes	(109)	(29)	(12)	(215)	(939)	(41)	(233)	(150)	(1,195)
Cumulative effect of accounting changes, net of income taxes:
Adoption of SFAS No. 143 - retirement obligations	—	—	—	(9)	—	—	—	—	(9)

Consolidated net income (loss)	$(206)	$16	$(214)	$(431)	$(1,236)	$24	$(285)	$(404)	$(1,643)

Diluted earnings (loss) per common share	$(0.32)	$0.03	$(0.33)	$(0.72)	$(2.07)	$0.04	$(0.47)	$(0.63)	$(2.76)
Diluted average common shares outstanding (000’s)	638,212	639,119	639,163	595,059	595,569	596,079	601,511	638,823	595,565
Pretax Significant Items impacting EBIT (1)	$269	$39	$77	$388	$628	$73	$179	$385	$1,089

(1) Refer to Schedule of Significant Items on page 18 for details

EL PASO CORPORATION

CONSOLIDATED EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

(UNAUDITED)

	2004			2003				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2004	2003
Operating revenues
Pipeline Group	$721	$617	$604	$753	$620	$598	$676	$1,942	$1,971

Unregulated Group
Production	446	430	400	735	568	452	386	1,276	1,755
Marketing and Trading	(159)	(141)	(120)	(388)	(276)	82	(53)	(420)	(582)
Power (1)	207	236	181	242	343	323	268	624	908
Field Services	387	428	426	558	378	326	267	1,241	1,262
Other Unregulated (2)	43	28	31	35	32	29	27	102	96
Unregulated eliminations (2)	(78)	(64)	(72)	(95)	(86)	(86)	(5)	(214)	(267)

Unregulated Group Total	846	917	846	1,087	959	1,126	890	2,609	3,172
Corporate Group and eliminations (2)	(10)	(10)	(21)	(12)	(10)	(10)	(9)	(41)	(32)

Total	1,557	1,524	1,429	1,828	1,569	1,714	1,557	4,510	5,111

Operating expenses
Cost of products and services	390	435	390	605	448	362	403	1,215	1,415
Operation and maintenance	401	373	507	556	502	468	479	1,281	1,526
Loss on long-lived assets	222	17	550	14	395	54	397	789	463
Western Energy Settlement	—	—	—	—	123	(20)	1	—	103
Ceiling test charges	—	—	—	—	—	5	—	—	5
Depreciation, depletion and amortization	275	263	270	312	302	283	279	808	897
Taxes, other than income taxes	64	66	67	77	71	81	66	197	229

Total	1,352	1,154	1,784	1,564	1,841	1,233	1,625	4,290	4,638

Consolidated operating income (loss)	205	370	(355)	264	(272)	481	(68)	220	473
Equity earnings and other income (expense)	137	128	632	(139)	45	128	330	897	34

Earnings (loss) before interest expense, income taxes and other charges	$342	$498	$277	$125	$(227)	$609	262	$1,117	$507

(1)	Quarterly amounts for 2003 include the consolidation of Gemstone effective April 1, 2003

(2)	Included in Corporate results in SEC 10-Q filings

PIPELINE GROUP

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES

(Excludes Intrasegment Transactions)

	2004			2003				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2004	2003
Operating revenues	$721	$617	$604	$753	$620	$598	$676	$1,942	$1,971
Operating expenses
Operation and maintenance	234	219	244	237	235	221	249	697	693
Gain on long-lived assets	(1)	—	—	—	(8)	(1)	(1)	(1)	(9)
Western Energy Settlement	—	—	—	—	146	(20)	1	—	126
Depreciation, depletion and amortization	100	101	104	95	101	95	95	305	291
Taxes, other than income taxes	40	37	38	37	34	36	32	115	107

Total	373	357	386	369	508	331	376	1,116	1,208

Operating income	348	260	218	384	112	267	300	826	763
Equity earnings and other income	38	48	50	45	33	34	59	136	112

Earnings before interest expense and income taxes (EBIT)	$386	$308	$268	$429	$145	$301	$359	$962	$875

Significant items:
Operating expenses	$4	$1	$—	$—	$—	$(3)	$2	$5	$(3)
Western Energy Settlement and related expenses	—	—	—	—	154	(20)	1	—	134
Equity earnings and other income	—	—	(4)	—	—	—	(16)	(4)	—

Total Significant Items	$4	$1	$(4)	$—	$154	$(23)	$(13)	$1	$131

PIPELINE GROUP

THROUGHPUT

(Excludes Intrasegment Volumes)
(BBtu/d)

	2004			2003				Year to Date
	First	Second	Third	First	Second	Third	Fourth	2004	2003
Tennessee Gas Pipeline	5,385	4,321	3,858	5,991	4,266	3,960	4,648	4,520	4,732
American Natural Resources	4,946	3,838	3,577	5,461	3,826	3,586	4,079	4,118	4,284
Southern Natural Gas	2,589	2,035	1,984	2,451	2,016	1,890	2,053	2,202	2,117
El Paso Natural Gas	3,981	4,152	4,432	4,069	3,925	4,198	4,069	4,189	4,064
Colorado Interstate Gas	2,824	2,720	2,678	2,933	2,602	2,639	2,799	2,740	2,724
El Paso Gas Transmission Mexico, S. de R.L.(1)	50	50	50	50	50	50	50	50	50

Total	19,775	17,116	16,579	20,955	16,685	16,323	17,698	17,819	17,971

Equity Investments (Ownership Percentage)
Citrus (50%)	921	1,029	1,119	917	954	1,071	982	1,023	981
Great Lakes (50%)	1,131	1,096	1,079	1,437	1,092	1,109	1,098	1,102	1,211
Samalayuca & Gloria a Dios (1)	208	219	228	191	197	218	210	218	202
San Fernando (50%) (1)	475	475	475	65	65	65	65	475	65

Total	2,735	2,819	2,901	2,610	2,308	2,463	2,355	2,818	2,459

Total throughput (2)	22,510	19,935	19,480	23,565	18,993	18,786	20,053	20,637	20,430

(1) Transferred from Power segment effective January 1, 2004.

(2) Excluding volumes related to our equity investment in the EPIC Energy Australia Trust which has been sold in the second quarter of 2004.

UNREGULATED GROUP

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2004			2003				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2004	2003
Operating revenues
Production	$446	$430	$400	$735	$568	$452	$386	$1,276	$1,755
Marketing and Trading	(159)	(141)	(120)	(388)	(276)	82	(53)	(420)	(582)
Power (1)	207	236	181	242	343	323	268	624	908
Field Services	387	428	426	558	378	326	267	1,241	1,262
Other Unregulated (2)	43	28	31	35	32	29	27	102	96
Unregulated eliminations (2)	(78)	(64)	(72)	(95)	(86)	(86)	(5)	(214)	(267)

Total	846	917	846	1,087	959	1,126	890	2,609	3,172

Operating expenses
Cost of products and services	346	398	361	556	401	329	353	1,105	1,286
Operation and maintenance	222	208	263	382	322	297	248	693	1,001
Loss on long-lived assets	226	22	550	5	401	57	397	798	463
Western Energy Settlement	—	—	—	—	(25)	—	—	—	(25)
Ceiling test charges	—	—	—	—	—	5	—	—	5
Depreciation, depletion and amortization	164	152	159	206	189	176	174	475	571
Taxes, other than income taxes	21	27	26	34	33	41	30	74	108

Total	979	807	1,359	1,183	1,321	905	1,202	3,145	3,409

Operating income (loss)	(133)	110	(513)	(96)	(362)	221	(312)	(536)	(237)
Equity earnings and other income (expense)	80	67	584	(158)	88	77	326	731	7

Earnings (loss) before interest expense and income taxes (EBIT)	$(53)	$177	71	$(254)	$(274)	$298	$14	195	$(230)

Significant items:
Operating expenses	$241	$24	553	$63	$410	$73	$399	818	$546
Western Energy Settlement and related expenses	—	—	—	—	(19)	—	—	—	(19)
Equity earnings and other income	19	16	(502)	304	58	25	(219)	(467)	387

Total Significant Items	$260	$40	51	$367	$449	$98	$180	351	$914

(1)	Quarterly amounts for 2003 include the consolidation of Gemstone effective April 1, 2003

(2)	Included in Corporate results in SEC 10-Q filings

PRODUCTION

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2004			2003				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2004	2003
Operating revenues
Natural gas	$368	$363	$325	$632	$494	$385	$320	$1,056	$1,511
Oil, condensate and liquids	77	66	75	102	67	70	66	218	239
Other	1	1	—	1	7	(3)	—	2	5

Total operating revenues	446	430	400	735	568	452	386	1,276	1,755
Transportation and net product costs (1)	(14)	(13)	(13)	(30)	(20)	(17)	(15)	(40)	(67)

Total operating margin	432	417	387	705	548	435	371	1,236	1,688

Operating expenses
Depreciation, depletion and amortization	140	131	136	158	141	136	141	407	435
Production costs (2)	42	44	58	60	54	55	60	144	169
Ceiling test and other charges (3)	9	2	1	3	(4)	15	2	12	14
General and administrative expenses	36	37	47	44	47	44	25	120	135
Taxes, other than production and income taxes	2	1	(2)	3	2	2	(2)	1	7

Total	229	215	240	268	240	252	226	684	760

Operating income	203	202	147	437	308	183	145	552	928
Equity earnings and other income	1	2	3	9	4	2	3	6	15

Earnings before interest expense and income taxes (EBIT)	$204	$204	150	$446	$312	$185	$148	$558	$943

Significant items:
Ceiling test charges	$—	$—	—	$—	$—	$5	$—	$—	$5
Other operating expenses	9	2	1	3	(4)	10	2	12	9

Total Significant items	$9	$2	1	$3	$(4)	$15	$2	$12	$14

(1)	Amounts are included in operating expenses on our consolidated statement of income.

(2)	Production costs include lease operating costs and production related taxes (including ad valorem and severance taxes).

(3)	Including restructuring costs, asset impairments and gain on asset sales.

PRODUCTION

SALES VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2004			2003				Year-to-Date
	First	Second	Third	First	Second	Third	Fourth	2004	2003
Natural Gas Sales Volumes from Continuing Operations (MMcf)
Onshore	18,784	18,504	20,204	25,572	20,824	19,249	17,781	57,492	65,645
Offshore	24,574	19,502	15,810	35,884	33,166	28,300	28,482	59,886	97,350
Texas Gulf Coast	22,341	23,529	20,616	36,420	39,251	29,097	24,736	66,486	104,768
International	—	—	2,652	—	—	—	—	2,652	—

Total Natural Gas Sales Volumes from Continuing Operations	65,699	61,535	59,282	97,876	93,241	76,646	70,999	186,516	267,763
Total Natural Gas Sales Volumes from Discontinued Operations(2)	4,694	101	46	3,867	3,616	3,780	4,273	4,841	11,263

Total Natural Gas Sales Volumes	70,393	61,636	59,328	101,743	96,857	80,426	75,272	191,357	279,026

Oil, Condensate and Liquids Sales Volumes from Continuing Operations (MBbls)
Onshore	268	299	288	477	286	321	290	855	1,084
Offshore	1,493	909	1,007	2,068	1,401	1,256	1,472	3,409	4,725
Texas Gulf Coast	949	729	583	1,047	890	1,274	996	2,261	3,211
International	—	—	135	—	—	—	—	135	—

Total Oil, Condensate and Liquids Sales Volumes from Continuing Operations	2,710	1,937	2,013	3,592	2,577	2,851	2,758	6,660	9,020
Total Oil, Condensate and Liquids Sales Volumes from Discontinued Operations (2)	58	—	—	132	67	40	70	58	239

Total Oil, Condensate and Liquids Sales Volumes	2,768	1,937	2,013	3,724	2,644	2,891	2,828	6,718	9,259

Equivalent Sales Volumes from Continuing Operations (MMcfe)
Onshore	20,392	20,298	21,933	28,436	22,545	21,175	19,520	62,623	72,156
Offshore	33,532	24,956	21,845	48,291	41,572	35,835	37,314	80,333	125,698
Texas Gulf Coast	28,034	27,903	24,117	42,699	44,588	36,742	30,715	80,054	124,029
International	—	—	3,464	—	—	—	—	3,464	—

Total Equivalent Sales Volumes from Continuing Operations	81,958	73,157	71,359	119,426	108,705	93,752	87,549	226,474	321,883
Total Equivalent Sales Volumes from Discontinued Operations (2)	5,043	101	46	4,660	4,018	4,018	4,692	5,190	12,696

Total Equivalent Sales Volumes	87,001	73,258	71,405	124,086	112,723	97,770	92,241	231,664	334,579

Weighted Average Realized Prices(1)
Natural gas including hedges ($/Mcf)	$5.46	$5.76	$5.30	$6.23	$5.12	$4.87	$4.35	$5.50	$5.45
Natural gas excluding hedges ($/Mcf)	$5.54	$5.81	$5.35	$6.50	$5.16	$4.93	$4.38	$5.57	$5.58
Oil, condensate and liquids including hedges ($/Bbl)	$27.32	$32.57	$36.32	$27.20	$25.20	$23.71	$25.52	$31.57	$25.52
Oil, condensate and liquids excluding hedges ($/Bbl)	$27.31	$32.57	$36.44	$28.01	$25.92	$24.32	$26.25	$31.61	$26.25

Production cost
Average lease operating cost ($/Mcfe)	$0.49	$0.51	$0.67	$0.32	$0.38	$0.50	$0.49	$0.55	$0.40
Average production taxes ($/Mcfe)	$0.03	$0.09	$0.14	$0.18	$0.12	$0.09	$0.19	$0.09	$0.13

Total production cost ($/Mcfe)	$0.52	$0.60	$0.81	$0.50	$0.50	$0.59	$0.68	$0.64	$0.53

Average general and administrative cost ($/Mcfe)	$0.44	$0.51	$0.65	$0.36	$0.43	$0.47	$0.29	$0.53	$0.42
Unit of production depletion cost ($/Mcfe)	$1.58	$1.64	$1.75	$1.24	$1.22	$1.35	$1.46	$1.66	$1.27

(1)	Prices are stated after transportation costs

(2)	Includes Canada and Hungary

MARKETING AND TRADING

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2004			2003				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2004	2003
Gross margin and other revenue	$(159)	$(141)	$(120)	$(390)	$(275)	$82	$(53)	$(420)	$(583)

Operating expenses
Operation and maintenance	13	10	15	44	50	38	51	38	132
Gain on long-lived assets	—	—	—	(2)	(1)	—	—	—	(3)
Western Energy Settlement	—	—	—	—	(25)	—	—	—	(25)
Depreciation, depletion and amortization	3	3	4	7	6	9	3	10	22
Taxes, other than income taxes	—	—	—	2	1	—	—	—	3

Total	16	13	19	51	31	47	54	48	129

Operating income (loss)	(175)	(154)	(139)	(441)	(306)	35	(107)	(468)	(712)
Equity earnings and other income (expense)	3	2	1	7	8	(7)	2	6	8

Earnings (loss) before interest expense and income taxes (EBIT)	$(172)	$(152)	$(138)	$(434)	$(298)	$28	$(105)	$(462)	$(704)

Significant items:
Operating expenses	$2	$—	$—	$1	$3	$10	$—	$2	$14
Western Energy Settlement and related expenses	—	—	—	—	(19)	—	—	—	(19)

Total Significant Items	$2	$—	$—	$1	$(16)	$10	$—	$2	$(5)

MARKETING AND TRADING

OPERATING DATA

	2004			2003				Year-to-Date
	First	Second	Third	First	Second	Third	Fourth	2004	2003
Price Risk Management Statistics
Forward Trading Book (in millions)	$(525)	$(626)	$(752)	$(714)	$(853)	$(577)	$(488)	$(752)	$(577)
Average VAR (in millions) (1)	$33	$31	$35	$39	$45	$35	$27	$33	$40
Physical Gas Delivery (BBtu/d)	2,073	1,735	1,793	5,536	3,341	3,113	2,885	1,867	3,987
Physical Power Sales (MMWh)	23,493	22,652	27,346	85,330	65,354	74,480	58,533	73,491	225,164
Financial Settlements (BBtue/d)	25,033	18,804	17,952	121,223	79,556	71,817	58,434	20,587	90,684

Sept 30, 2004
(In millions)
Analysis of Price Risk Management Activities and Forward Book
Trading Portfolio Value at Risk:
One Day VAR-95% Confidence Level at 9/30/04	$44
Average VAR-95% Confidence Level during 2004	33
High VAR-95% Confidence Level during 2004	44
Low VAR-95% Confidence Level during 2004	25

	September 30, 2004
	Forward	Return of Cash	Total Cash
	Trading Book	Collateral (2)	Expectations (3)
	(In millions)
Risk Management Assets and Liabilities
Mark to Market Value and Cash Liquidation
2004	$(79)	$(45)	$(124)
2005	(429)	152	(277)
2006	(193)	(55)	(248)
2007	(19)	(34)	(53)
2008	2	(31)	(29)
Remainder	(34)	8	(26)

Total	(752)	(5)	(757)

(1)	Average VAR was calculated using the historical simulation methodology at a 95% confidence level.

(2)	Return of cash collateral includes margin posted against our production hedge payables that are included in production segment’s non-trading book.

(3)	Estimated present value of our expected settlements of accrual positions through 2028, assuming a reasonable utilization of transportation and storage capacity, were $(337M) at September 30, 2004.

POWER (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2004			2003				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2004	2003
Gross margin and other revenue	$160	$194	$155	$179	$255	$246	$185	$509	$680

Operating expenses
Operation and maintenance	97	97	134	165	146	146	105	328	457
(Gain) loss on long-lived assets	224	16	45	(5)	—	41	149	285	36
Depreciation, depletion and amortization	16	12	14	20	27	23	21	42	70
Taxes, other than income taxes	11	13	10	4	14	10	12	34	28

Total	348	138	203	184	187	220	287	689	591

Operating income (loss)	(188)	56	(48)	(5)	68	26	(102)	(180)	89
Equity earnings and other income (expense)	49	46	41	(191)	117	41	18	136	(33)

Earnings (loss) before interest expense and income taxes (EBIT)	$(139)	$102	$(7)	$(196)	$185	$67	$(84)	$(44)	$56

Significant items:
Operating expenses	$227	$15	$48	$(2)	$—	$41	$150	$290	$39
Equity earnings and other income	18	15	11	294	(21)	25	41	44	298

Total Significant Items	$245	$30	$59	$292	$(21)	$66	$191	$334	$337

EBIT
Domestic power	$(73)	$41	$(33)	$(233)	$103	$28	$(131)	$(65)	$(102)
International power	(54)	70	42	49	91	78	77	58	218
Power G&A	(12)	(9)	(16)	(12)	(9)	(39)	(30)	(37)	(60)

Total Power	$(139)	$102	$(7)	$(196)	$185	$67	$(84)	$(44)	$56

(1)	Quarterly amounts for 2003 include the consolidation of Gemstone effective April 1, 2003.

POWER

OPERATING DATA

	2004			2003				Year-to-Date
	First	Second	Third	First	Second	Third	Fourth	2004	2003
Price Risk Management Statistics
Forward Non-trading Book (in millions) (1)	$1,823	$946	$905	$967	$2,199	$1,957	$1,925	$905	$1,957

Asset Statistics
Power Assets Capacity (Net Megawatts)
Domestic	3,982	3,715	1,950	5,277	5,301	5,295	4,008	1,950	5,295
International	4,446	4,446	4,456	4,773	4,598	4,646	4,367	4,456	4,646

Total	8,428	8,161	6,406	10,050	9,899	9,941	8,375	6,406	9,941
Power Generation Volumes (MMWh) - for consolidated plants only (2)	1,512	1,593	1,810	1,654	2,030	2,182	1,861	4,915	5,866

(1) Forward non-trading book includes $1.2 billion of non-trading assets acquired in May 2003, upon consolidation of Chaparral.

(2) Quarterly amounts for 2003 include the consolidation of Gemstone effective April 1, 2003.

FIELD SERVICES

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2004			2003				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2004	2003
Gross margins
Gathering	$2	$2	$2	$12	$7	$3	$1	$6	$22
Processing	38	35	46	31	24	29	33	119	84
NGL business	5	7	4	4	(2)	1	6	16	3
Other	—	—	1	—	—	—	(17)	1	—

Total	45	44	53	47	29	33	23	142	109

Operating expenses
Operation and maintenance	27	24	19	31	39	30	10	70	100
(Gain) loss on long-lived assets	2	6	506	1	(6)	2	176	514	(3)
Depreciation, depletion and amortization	3	4	3	10	8	7	6	10	25
Taxes, other than income taxes	3	3	2	5	3	2	1	8	10

Total	35	37	530	47	44	41	193	602	132

Operating income (loss)	10	7	(477)	—	(15)	(8)	(170)	(460)	(23)
Equity earnings and other income (expense)	26	20	538	27	(41)	40	300	584	26

Earnings (loss) before interest expense and income taxes (EBIT)	$36	$27	$61	$27	$(56)	$32	$130	124	$3

Significant items:
Operating expenses	$3	$7	$505	$1	$(2)	$2	$175	515	$1
Equity earnings and other income	1	1	(513)	—	79	—	(260)	(511)	79

Total Significant Items	$4	$8	(8)	$1	$77	$2	$(85)	4	$80

Equity earnings from GulfTerra Energy Partners, L.P. (1)	$34	$29	$31	$29	$42	$40	$42	$94	$111

Cash Distributions from GulfTerra Energy Partners, L.P.
Common unit ownership	$7	$7	$7	$8	$8	$8	$8	$21	$24
Series C unit ownership	8	8	8	7	7	8	8	24	22
General partner ownership	21	22	22	15	16	18	21	65	49

Total	$36	$37	$37	$30	$31	$34	$37	$110	$95

(1)	In September 2004, in connection with the closing of the merger between GulfTerra and Enterprise, we completed the sale of substantially all of our interests in Gulf Terra, as well as nine processing plants located in South Texas to affiliates of Enterprise. The GulfTerra interests sold were our interest in the general partner of GulfTerra, 10.9 million Series C units and 2.9 million GulfTerra common units. Our total gross cash proceeds from the sales were approximately $1.03 billion. In addition to the cash proceeds, we received a 9.9 percent interest in the general partner of the combined organization, Enterprise Products GP, LLC. Our remaining GulfTerra common units were exchanged for approximately 13.5 million common units in Enterprise as a result of the merger. As of September 30, 2004, we have approximately $256 million of investments in unconsolidated affiliates on our balance sheet related to Enterprise.

FIELD SERVICES

VOLUMES AND RATES

(Exclude Intrasegment Volumes)

	2004			2003				Year-to-Date
	First	Second	Third	First	Second	Third	Fourth	2004	2003
Gathering volumes remaining assets (BBtu/d)	186	251	223	200	217	190	222	220	202
Gathering volumes from assets sold (1)	—	—	—	377	227	—	—	—	200

Total gathering volumes (BBtu/d)	186	251	223	577	444	190	222	220	402

Weighted average gathering rates ($/MMBtu)	$0.12	$0.11	$0.09	$0.22	$0.18	$0.15	$0.10	$0.10	$0.19

Processing volumes remaining assets (Inlet BBtu/d )	3,243	3,135	3,182	3,139	3,107	3,017	3,299	3,187	3,087
Processing volumes from assets sold (1)	—	—	—	168	95	—	—	—	87

Total processing volumes (Inlet BBtu/d)	3,243	3,135	3,182	3,307	3,202	3,017	3,299	3,187	3,174

Weighted average processing margins ($/MMBtu)	$0.13	$0.12	$0.16	$0.11	$0.08	$0.10	$0.11	$0.14	$0.10

Total NGL production (Bbl/d)	118,302	116,764	112,694	107,136	100,676	96,202	109,104	115,908	101,298

	2004			2003				Year-to-Date
	First	Second	Third	First	Second	Third	Fourth	2004	2003
GulfTerra Energy Partners, L.P.
Natural gas pipelines and plants (BBtu/d)	7,645	7,952	7,910	7,599	7,831	7,750	7,564	7,836	7,727

Oil and NGL logistics (Bbls/d)	267,750	288,769	332,182	275,800	276,123	243,209	248,719	296,365	264,924

(1)	Including primarily the Mid-Continent and North Louisiana assets sold in the second quarter of 2003.

OTHER UNREGULATED (1)

EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intersegment Transactions)

	2004			2003				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2004	2003
Gross margin and other revenue	$30	$14	$17	$11	$19	$16	$14	$61	$46

Operating expenses
Operation and maintenance	8	9	6	77	15	7	15	23	99
(Gain) loss on long-lived assets	—	—	(1)	11	413	4	72	(1)	428
Depreciation, depletion and amortization	2	2	2	11	7	1	3	6	19
Taxes, other than income taxes	3	4	6	(1)	1	19	2	13	19

Total	13	15	13	98	436	31	92	41	565

Operating income (loss)	17	(1)	4	(87)	(417)	(15)	(78)	20	(519)
Equity earnings and other income (expense)	1	(3)	1	(10)	—	1	3	(1)	(9)

Earnings (loss) before interest expense and income taxes (EBIT)	$18	$(4)	$5	$(97)	$(417)	$(14)	$(75)	$19	$(528)

Significant items:
Operating expenses	$—	$—	$(1)	$60	$413	$5	$72	$(1)	$478
Equity earnings and other income	—	—	—	10	—	—	—	—	10

Total Significant Items	$—	$—	$(1)	$70	$413	$5	$72	$(1)	$488

EBIT
Global Networks (Telecom)	$(2)	$(6)	—	$(20)	$(403)	$(14)	$(3)	$(8)	$(437)
LNG	—	(2)	—	(78)	(25)	(7)	(75)	(2)	(110)
EnCap	15	—	2	2	8	7	4	17	17
Petroleum Markets Other	5	4	3	(1)	3	—	(1)	12	2

Total EBIT	$18	$(4)	$5	$(97)	$(417)	$(14)	$(75)	$19	$(528)

(1) Included in Corporate results in SEC 10-Q filings

EL PASO CORPORATION

SCHEDULE OF SIGNIFICANT ITEMS
(UNAUDITED)

	2004			2003				Year-to-Date
(In millions)	First	Second	Third	First	Second	Third	Fourth	2004	2003
Restructuring costs
Employee severance, retention and transition costs	$27	$6	$2	$25	$31	$6	$9	$35	$62
Facility closures, LNG charter cancellation and other costs	—	—	30	44	—	4	—	30	48

Total restructuring costs	27	6	32	69	31	10	9	65	110

Impairments and net (gain) loss on sale of long-lived assets
Long-lived assets impairment	230	23	544	9	416	44	322	797	469
Long-lived assets net (gain) loss on sales	(7)	(6)	5	6	(15)	10	76	(8)	1

Total (gain) loss on long-lived assets	223	17	549	15	401	54	398	789	470

Impairments and net (gain) loss on sale of investments
Equity investments impairment	18	19	14	293	81	24	51	51	398
Cost basis investments impairment	—	(2)	2	—	—	—	(1)	—	—
Equity investments net (gain) loss on sales	1	(1)	(520)	11	(23)	—	(261)	(520)	(12)

Total (gain) loss on investments	19	16	(504)	304	58	24	(211)	(469)	386

Re-application of SFAS No. 71 (CIG and WIC)	—	—	—	—	—	—	(18)	—	—
Western Energy Settlement and related expenses	—	—	—	—	138	(20)	1	—	118
Ceiling test charges	—	—	—	—	—	5	—	—	5

Total significant items impacting EBIT	$269	$39	$77	$388	$628	$73	$179	$385	$1,089

Significant Items impacting EBIT by segment:
Pipeline Group	$4	$1	$(4)	$—	$154	$(23)	$(13)	$1	$131
Production	9	2	1	3	(4)	15	2	12	14
Marketing and Trading	2	—	—	1	(16)	10	—	2	(5)
Power	245	30	59	292	(21)	66	191	334	337
Field Services	4	8	(8)	1	77	2	(85)	4	80
Other unregulated	—	—	(1)	70	413	5	72	(1)	488
Corporate (see below)	5	(2)	30	21	25	(2)	12	33	44

Total significant items impacting EBIT	$269	$39	$77	$388	$628	$73	$179	$385	$1,089

Corporate
Significant items:
Operating expenses	$5	$(2)	$30	$21	$23	$(2)	$7	$33	$42
Western Energy Settlement and related expenses	—	—	—	—	2	—	—	—	2
Equity earnings and other income	—	—	—	—	—	—	5	—	—

Total Significant Items	$5	$(2)	$30	$21	$25	$(2)	$12	$33	$44